                                 EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 13, 2001 included in Lennox International Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                        Arthur Andersen LLP


Dallas, Texas
  May 3, 2001